UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of report (date of earliest event reported): July 27, 2006

                           Asia Global Holdings Corp.
             (Exact name of Registrant as specified in its charter)

        NEVADA                    333-64804                75-3026459
(State of incorporation       (Commission file          (I.R.S. employer
     or organization)              number)            identification number)
        or organization)


               1601-1604 CRE Centre
             889 Cheung Sha Wan Road                        (Zip code)
                Kowloon, Hong Kong
     (Address of principal executive offices)

        Registrant's telephone number, including area code: 213-243-1503

                          BonusAmerica Worldwide Corp.
                           834 S. Broadway, 5th Floor
                          Los Angeles, California 90014
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

On November 21, 2005 the Company accepted the resignation of Kam Chuen Lau as a member of the Registrant's Board of Directors

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2006, the Company filed a Certificate of Amendment with the Secretary of State of Nevada effectuating a name change of the Company from `BonusAmerica Worldwide Corp.' to `Asia Global Holdings Corp.'

ITEM 8 Other Events

Due to the name change of the Company, the Registrant requested a new CUSIP from the CUSIP Service Bureau. The new CUSIP is 04518D 10 8 and took effect on July 12, 2006.

On July 6, 2006 the Company filed a request with the National Association of Securities Dealers (NASD) to change its name and symbol. The change of name and new symbol became effective on July 17, 2006. The Company's new trading symbol is AAGH.

Effective July 17, 2006, the Company has relocated its headquarters from 834 S. Broadway, 5th Floor, Los Angeles, California to 1601-1604 CRE Centre 889 Cheung Sha Wan Road, Kowloon, Hong Kong.

Item 9.01. Financial Statements and Exhibits

Exhibit No.       Description

3.1               Certificate of Amendment dated June 6, 2006

17.1              Resignation Letter of Kam Chuen Lau dated November 21, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ASIA GLOBAL HOLDINGS CORP.


Dated:  July 27, 2006                   By: /s/ Michael Mak
                                           -----------------------------------
                                            Michael Mak, President